ANNUAL REPORT


1996
1996
1996
1996
1996


[GRAPHIC]


SMITH BARNEY
PREMIUM TOTAL
RETURN FUND

-----------------
December 31, 1996


[LOGO]  SMITH BARNEY MUTUAL FUNDS

        Investing for your future.
        Every day.

--------------------------------------------------------------------------------
SMITH BARNEY PREMIUM TOTAL RETURN FUND
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to present to you the Smith Barney Premium Total Return Fund's annual report for the period ended December 31, 1996. An annual report is being sent to you now, in addition to the usual September mailing, because the Fund's Board of Trustees approved changing its fiscal year end from July 31 to December
31. In the future, you can expect the Fund's annual report about this time each year.

In this report, we comment on the period's prevailing economic and market conditions and describe our portfolio strategy. A detailed summary of performance can be found in the appropriate sections that follow in the report.

Fund Performance Overview

For the period of August 1, 1996 through December 31, 1996, the Smith Barney Premium Total Return Fund had a total return of 13.80% for Class A shares. During this time, the U.S. stock market, as measured by the Standard & Poor's 500 Index ("S&P 500"),* had a total return of 11.68%. In addition, the Fund paid monthly dividends which totaled $0.63 per Class A share over the same time period. For the year ended December 31, 1996, the Fund posted a total return of 20.67% for Class A shares.

We are pleased by the Premium Total Return Fund's relative performance versus the S&P 500 during the reporting period because the Fund is meeting one of its key policies, which is to provide shareholders with the potential benefits of stock investing with less risk than investing in the overall stock market. The Premium Total Return Fund invests primarily in dividend-paying common stocks and employs a conservative and defensive investment strategy which may cause it to underperform in a rising stock market but should experience smaller losses when the stock market declines. One of the key elements of the Fund's conservative and defensive investment strategy, which is explained in greater detail later on in this letter, involves the use of S&P 500 Index call options which help to reduce the volatility of the Fund's net asset value (NAV).

Over the long term, the Premium Total Return Fund's defensive strategy has generated a competitive total return versus the S&P 500. For the five-year period ended December 31, 1996, the Fund had an average total return for


* The Standard & Poor's 500 Stock Index is an unmanaged capitalization weighted index of 500 widely held common stocks.

Class B shares of 13.52%, which compares with the S&P 500's annual total return of 15.20% during the same time period. In addition to providing shareholders with competitive total returns over the long term, the Fund continues to make monthly distributions of approximately $0.10 per Class B share (a portion of which may include capital gains and/or return of capital). Additional information about the Smith Barney Premium Total Return Fund's distribution policy can be found immediately after this letter

Fund's Investment Strategy

The Smith Barney Premium Total Return Fund seeks total return by investing in a well-diversified portfolio of primarily dividend-paying common stocks. Historically, dividend-paying common stocks have offered relatively low volatility.

In selecting individual stocks, the Fund follows a "bottom up" value approach to stock investing, which means the Fund generally does not rely on economic or market forecasting, but instead selects individual stocks based on whether the stock is available at a reasonable price, the issuing company is fundamentally healthy and whether the company's business is improving.

The Fund's investment process usually begins with a close examination of all public information available on a particular company. The Fund then conducts extensive company and industry research to determine whether a company's business momentum is positive, negative or neutral. In addition to conducting extensive research, the Fund also considers traditional measurements of a stock's relative value in order to identify undervalued stocks. Another way the Fund tries to manage risk and further limit potential portfolio volatility is through diversification. At the end of December, the Fund owned approximately 150 securities, representing a wide range of companies and industries.

A Defensive Hedging Strategy

The Fund's defensive hedging strategy, which seeks to limit the volatility of the Fund's NAV, involves writing (or selling) index call options to hedge a portion of the portfolio. The Fund's defensive hedging strategy has been used in varying degrees during the past twelve months.

The Fund's defensive hedging strategy means that an outside investor has purchased index call options from the Fund. When the Fund sells (or writes) these options, it collects a premium from the investor who purchases them. If the market goes down, the Fund has sold this market exposure and the net gain to the Fund is positive in the form of premium income. If the market goes up (as it has over the last twelve months), the Fund loses the increase in value of a position on the portfolio as a whole because an outside investor who purchased the option contracts from the Fund will exercise the contract and earn a portion of what the market has gained.

In 1996, the Fund's defensive hedging strategy slightly hurt its relative performance versus the S&P 500 due to the manager's stock selection. However, when the broad market goes down (as it did dramatically in July 1996), the Fund's defensive hedging strategy helped protect the value of the portfolio from the market decline. For example, the U.S. stock market, as measured by the S&P 500, has experienced only one down year (1990) since 1981, when the index had a total return of -3.17%. For the same year, the Premium Total Return Fund's Class B shares (the only class of shares offered prior to November of 1991) generated a total return of 2.02%.

Over the long term, the Fund's defensive hedging strategy will potentially help to reduce NAV volatility and protect the portfolio when the market declines. Our goal is to participate in rising markets while safeguarding principal in falling markets. The trade off is that the Fund's performance may lag the broad market in periods when stock prices rise rapidly. Yet, there will be times like this past year when the Fund performs roughly in line with the broad market. However, the Premium Total Return Fund is designed to be an appropriate vehicle for investors who want greater protection of principal in a declining market and who are willing to accept less total return potential in a rising market.

Throughout 1996, the Premium Total Return Fund continued to emphasize the stocks of financial companies, particularly small-to-middle capitalization insurance companies based both in the U.S. and offshore because they are reasonably priced and have high earnings stability. In addition, the Fund maintained its underweighting in cyclical company stocks in the basic industries, capital goods and consumer durables sectors because of our belief that their ability to maintain earnings growth is questionable. At the end of 1996, the Fund's ongoing underweighting in technology stocks was even more pronounced than at the end of 1995 because of our concerns that many of these companies may not enjoy the same profit margins in the future than they have had in the past. Looking ahead at 1997, we will focus on the stocks of high-quality companies that, in our view, are fairly valued or undervalued and show positive business momentum.

Market Overview and Outlook

Though most stock prices ended 1996 on a declining note, the U.S. stock market, as measured by the S&P 500, continued to perform well in the fourth quarter of 1996 and generated a total return of 8.33%, bringing the S&P 500's total return in 1996 to 22.95%. In the fourth quarter, large capitalization stocks outperformed small capitalization stocks, continuing a trend that began after July's brief market correction. For example, in comparison to the S&P 500, the

Russell 2000 (a common benchmark of small capitalization stocks) generated a total return of 5.20% in the fourth quarter.

We continue to believe that the stock market is trading at extremely high valuation levels. In our view, the market's performance in 1997 will be greatly influenced by the rate of growth of corporate earnings. As we have stated in the past, we do not accept the view that 20% or higher return on equities and 12%-15% corporate earnings growth rates are permanent features of the U.S. economy. Historically, stock prices have risen in line with corporate earnings growth rates. While the consensus on Wall Street is for corporate earnings to grow at an annual rate of roughly 14%, we believe this estimate is too high. We think the growth rate in corporate earnings will be more in the 7% range and this is a reasonable expectation for how the stock market may perform in 1997.

Moreover, stock market volatility has risen markedly of late. The uncertainty regarding where the economy and interest rates may be heading, combined with expectations for slowing corporate earnings growth, has also exacerbated volatility. Against this backdrop, we believe the Premium Total Return Fund's conservative strategy makes it well positioned to meet the challenges of a more turbulent market.

In closing, we would like to thank you for your investment in the Smith Barney Premium Total Return Fund. We look forward to continuing to serve your investment needs.

Sincerely,

/s/ Heath B. McLendon                            /s/ Harry J. Rosenbluth

Heath B. McLendon                                Harry J. Rosenbluth
Chairman and                                     Investment Officer
Chief Executive Officer

January 9, 1997

Smith Barney Premium Total
Return Fund Distribution Policy

A mutual fund pays dividends to satisfy one of the requirements to qualify as a regulated investment company and to avoid paying income tax at the fund level. As such, the Smith Barney Premium Total Return Fund must distribute (as do all mutual funds) at least 90% of its investment company taxable income, but will generally distribute substantially all of its ordinary and net capital gains in order to avoid any federal income or excise taxes. As a regulated investment company, the tax benefits of net long-term capital gains can be passed through to shareholders. A mutual fund's distributions at calendar year-end generally are designed to ensure that substantially all earned income and net capital gains have been distributed to shareholders; which could cause these amounts to differ from the regular distributions. Based on its objectives, an individual fund may, as a result of its distribution policy, return a portion of the shareholders' principal in the form of a return of capital, which may not be considered taxable income.

The Smith Barney Premium Total Return Fund's distribution policy is designed to provide an attractive level of monthly distributions. Since 1989, the Fund has paid out approximately $0.10 per share each month. The Fund's distribution strategy takes into account the long-term total return potential of its investment in equities. Over time, the Fund has been able to distribute income as well as provide its shareholders with moderate growth of principal. The Smith Barney Premium Total Return Fund meets its distribution objective by paying out to shareholders substantially all dividends, interest and net capital gains earned over the course of the year. In certain years, the Fund's distributions may also supplement this income with a return of capital in order to maintain the fixed payout. Each year, shareholders of the Fund receive a 1099 federal tax form that indicates the amount of the distributions which represented ordinary income (dividends, interest and short-term capital gains), long-term capital gains and return of capital.

================================================================================
Historical Performance -- Class A Shares
================================================================================

                                                     Net Asset Value
                                                     ----------------
                                                   Beginning        End           Income     Capital Gain     Return       Total
Period Ended                                       of Period     of Period       Dividends   Distributions   of Capital   Returns(1)
====================================================================================================================================
12/31/96+++                                          $17.40         $19.14         $0.16         $0.47         $0.00         13.80%+
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                                               16.33          17.40          0.37          0.91          0.00         14.76
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                                               15.69          16.33          0.43          0.14          0.71         12.92
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                                               15.65          15.69          0.55          0.52          0.21          8.65
------------------------------------------------------------------------------------------------------------------------------------
Inception*-7/31/93                                    15.15          15.65          0.20          0.49          0.33         10.31+
====================================================================================================================================
Total                                                                              $1.71         $2.53         $1.25
====================================================================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                                              Net Asset Value
                                              ----------------
                                          Beginning          End            Income      Capital Gain       Return           Total
Period Ended                              of Period       of Period        Dividends    Distributions     of Capital      Returns(1)
====================================================================================================================================
12/31/96+++                                $17.40           $19.14           $0.12           $0.47           $0.00           13.57%+
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                                     16.33            17.40            0.29            0.91            0.00           14.21
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                                     15.69            16.33            0.34            0.14            0.72           12.36
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                                     15.65            15.69            0.49            0.52            0.20            8.12
------------------------------------------------------------------------------------------------------------------------------------
7/31/93                                     15.21            15.65            0.19            0.63            0.44           11.68
------------------------------------------------------------------------------------------------------------------------------------
7/31/92                                     14.26            15.21            0.22            0.00            0.98           15.68
------------------------------------------------------------------------------------------------------------------------------------
7/31/91                                     13.30            14.26            0.24            0.00            0.96           17.53
------------------------------------------------------------------------------------------------------------------------------------
7/31/90                                     13.98            13.30            0.22            0.00            1.06            4.62
------------------------------------------------------------------------------------------------------------------------------------
7/31/89                                     12.90            13.98            0.89            0.26            0.33           21.49
------------------------------------------------------------------------------------------------------------------------------------
7/31/88                                     14.47            12.90            0.18            1.28            0.00            0.21
------------------------------------------------------------------------------------------------------------------------------------
7/31/87                                     14.52            14.47            0.28            1.42            0.00           12.07
====================================================================================================================================
Total                                                                        $3.46           $5.63           $4.69
====================================================================================================================================

================================================================================
Historical Performance -- Class C Shares
================================================================================

                                                        Net Asset Value
                                                    ------------------------
                                                    Beginning        End          Income     Capital Gain     Return        Total
Period Ended                                        of Period      of Period     Dividends   Distributions   of Capital   Returns(1)
====================================================================================================================================
12/31/96+++                                          $17.41         $19.15         $0.12         $0.47         $0.00         13.58%+
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                                               16.33          17.41          0.29          0.91          0.00         14.30
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                                               15.69          16.33          0.35          0.14          0.71         12.36
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                                               15.65          15.69          0.49          0.52          0.20          8.12
------------------------------------------------------------------------------------------------------------------------------------
Inception*-7/31/93                                    15.45          15.65          0.04          0.09          0.07          2.60+
====================================================================================================================================
Total                                                                              $1.29         $2.13         $0.98
====================================================================================================================================

================================================================================
Historical Performance -- Class Y Shares
================================================================================

                                                        Net Asset Value
                                                       ----------------
                                                    Beginning        End          Income     Capital Gain     Return        Total
Period Ended                                        of Period      of Period     Dividends   Distributions   of Capital   Returns(1)
====================================================================================================================================
12/31/96+++                                          $17.42         $19.17         $0.18         $0.47         $0.00         13.95%+
------------------------------------------------------------------------------------------------------------------------------------
Inception*-7/31/96                                    17.57          17.42          0.21          0.46          0.00          2.93+
====================================================================================================================================
Total                                                                              $0.39         $0.93         $0.00
====================================================================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

================================================================================
Average Annual Total Return
================================================================================

                                                                                       Without Sales Charge(1)
                                                                   -----------------------------------------------------------------
                                                                   Class A             Class B             Class C         Class Y
====================================================================================================================================
Period Ended 12/31/96+++                                            13.80%+             13.57%+             13.58%+          13.95%+
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/96                                                 20.67               20.09               20.13             N/A
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 12/31/96                                             N/A               13.52                 N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 12/31/96                                              N/A               12.76                 N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 12/31/96                                         14.69               13.40               14.37            16.75
====================================================================================================================================

                                                                                       Without Sales Charge(2)
                                                                   -----------------------------------------------------------------
                                                                   Class A             Class B             Class C         Class Y
====================================================================================================================================
Period Ended 12/31/96+++                                             8.08%+              8.57%+             12.58%+          13.95%+
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/96                                                 14.64               15.09               19.13              N/A
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 12/31/96                                             N/A               13.40                 N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 12/31/96                                              N/A               12.76                 N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 12/31/96                                         13.28               13.40               14.37            16.75
====================================================================================================================================

================================================================================
Cumulative Total Return
================================================================================

                                                         Without Sales Charge(1)
================================================================================
Class A (Inception* through 12/31/96)                             76.73%
--------------------------------------------------------------------------------
Class B (12/31/86 through 12/31/96)                              232.23
--------------------------------------------------------------------------------
Class C (Inception* through 12/31/96)                             61.83
--------------------------------------------------------------------------------
Class Y (Inception* through12/31/96)                              16.75
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00% and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC occurs. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+++ For the period from August 1, 1996 to December 31, 1996, which reflects a change in the fiscal year end of the Fund.
  + Total return is not annualized, as it may not be representative of the total return for the year.
  * Inception dates for Class A, B, C and Y shares are November 6, 1992, September 16, 1985, June 1, 1993 and February 7, 1996, respectively.

================================================================================
Historical Performance (unaudited)
================================================================================

                  Growth of $10,000 Invested in Class B Shares
                 of the Smith Barney Premium Total Return Fund
                      vs. the Standard & Poor's 500 Index+
--------------------------------------------------------------------------------
                         December 1986 -- December 1996

                                   [GRAPHIC]

         Smith Barney Premium Total Return Fund      S&P 500 Index
         --------------------------------------      -------------
12/86            $  10,000                             $  10,000
12/87                9,079                                10,525
12/88               11,416                                12,269
12/89               13,398                                16,150
12/90               13,674                                15,648
12/91               17,623                                20,406
12/92               19,843                                21,960
12/93               22,062                                24,167
12/94               22,707                                24,485
12/95               27,665                                33,675
12/96               33,223                                38,816

+ Hypothetical illustration of $10,000 invested in Class B shares on December 31, 1986, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 1996. The Standard & Poor's 500 Index is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

================================================================================
Portfolio Highlights (unaudited)                              December 31, 1996
================================================================================

Portfolio Breakdown

                                  [PIE CHART]

                         December 1986 -- December 1996

Banking & Financial Services                17.5%
Utilities                                    9.5%
Insurance                                   10.1%
Consumer Services                            7.0%
Capital Goods                                2.8%
Energy                                       9.4%
Healthcare                                   7.5%
Tobacco                                      9.2%
Other Common Stocks,
  Preferred Stocks,
  Corporate Bonds and
  Convertible Bond                          13.5%
Repurchase Agreements                       13.5%


Top Ten Common Stock Holdings

                                       Percentage of
Company                               Total Investments
-------------------------------------------------------

Loews Corp.                                 4.9%
Student Loan Marketing Association          4.2
Phillip Morris Cos., Inc.                   3.7
Bristol-Myers Squibb Co.                    3.0
Lehman Brothers Holding Inc.                2.3
Republic of New York Corp.                  2.0
Telefonica Espana S.A. ADR                  1.9
Sprint Corp.                                1.9
Repsol S.A. ADR                             1.5
J.P. Morgan & Co., Inc.                     1.5

================================================================================
Schedule of Investments                                        December 31, 1996
================================================================================

  SHARES                        SECURITY                                VALUE
================================================================================
COMMON STOCKS -- 81.1%
================================================================================
Banking & Financial-Services -- 14.7%
    552,692      Bank of Boston Corp.                                $35,510,461
  1,000,000      Cal Fed BanCorp Inc.*                                24,500,000
    600,000      Dean Witter Discover & Co.+++                        39,750,000
    142,900      Federal Home Loan Mortgage Corp.                     15,736,863
    462,100      J.P. Morgan & Co., Inc.                              45,112,512
    143,700      JSB Financial Inc.                                    5,460,600
  2,249,500      Lehman Brothers Holding Inc.+++                      70,578,063
    140,400      PHH Corp.                                             6,037,200
    484,140      PNC Bank Corp.                                       18,215,766
    766,900      Republic of New York Corp.+++                        62,598,212
  1,382,500      Student Loan Marketing Association+++               128,745,313
--------------------------------------------------------------------------------
                                                                     452,244,990
--------------------------------------------------------------------------------
Capital Goods -- 2.8%
 1,500,000       Allegheny Teledyne Inc.                              34,500,000
    51,000       Emerson Electric Co.                                  4,934,250
   120,938       Lockheed Martin Corp.                                11,065,827
   258,100       Lubrizol Corp.                                        8,001,100
   280,188       Martin Marietta Materials                             6,514,371
   400,000       Raytheon Co.                                         19,250,000
     6,000       Textron Inc.                                            565,500
--------------------------------------------------------------------------------
                                                                      84,831,048
--------------------------------------------------------------------------------
Consumer Durables -- 1.9%
   140,000       Borg-Warner Automotive Inc.                           5,390,000
   924,300       Digital Equipment*                                   33,621,413
   876,100       Volvo Aktie Bolget, Sponsored ADR                    19,055,175
--------------------------------------------------------------------------------
                                                                      58,066,588
--------------------------------------------------------------------------------
Consumer Non-Durables -- 2.2%
   305,300       Dial Corp.                                            4,503,175
   458,600       Nestle S.A., Sponsored ADR                           24,420,450
    18,260       Nestle S.A., Sponsored ADR+                             974,628
   482,000       Sara Lee Corp.                                       17,954,500
   394,300       Tupperware Corp.                                     21,144,337
--------------------------------------------------------------------------------
                                                                      68,997,090
--------------------------------------------------------------------------------
Consumer Services -- 7.0%
         3       Acnielsen Corp.                                              45
   210,000       Alberto Culver Co., Class A Shares                    8,662,500
   600,000       American Stores Co.                                  24,525,000
   308,900       Bowne & Co., Inc.                                     7,606,662
   678,600       Comsat Corp.                                         16,710,525
   196,500       Deluxe Corp.                                          6,435,375
   789,100       Dun & Bradstreet Corp.                               18,741,125

                       See Notes to Financial Statements.

================================================================================
Schedule of Investments (continued)                            December 31, 1996
================================================================================

  SHARES                        SECURITY                                VALUE
================================================================================
Consumer Services -- 7.0% (continued)
   748,600       H & R Block Inc.                                   $ 21,709,400
   949,378       Limited Inc.                                         17,444,821
   400,000       Linens N' Things Inc.*                                7,850,000
   268,312       Luby's Cafeterias Inc.                                5,332,701
   370,300       Mercantile Stores Co. Inc.                           18,283,563
   394,300       Premark International Inc.                            8,773,175
 1,000,000       Rite Aid Corp.                                       39,750,000
   221,500       Sbarro Inc.                                           5,648,250
   171,466       Sears, Roebuck & Co.                                  7,908,869
--------------------------------------------------------------------------------
                                                                     215,382,011
--------------------------------------------------------------------------------
Diversified Operations -- 0.8%
   789,100       Cognizant Corp.                                      26,040,300
--------------------------------------------------------------------------------
Energy -- 9.4%
   117,700       Amoco Corp.                                           9,474,850
   141,751       British Petroleum PLC ADR                            20,040,048
   600,000       Elf Aquitaine - Sponsored ADR                        27,150,000
   311,400       Exxon Corp.+++                                       30,517,200
   240,100       Mobil Oil Corp.+++                                   29,352,225
 1,242,800       Repsol S.A., Sponsored ADR                           47,381,750
   322,500       Shell Transport & Trading ADR                        33,015,937
   200,000       Texaco Inc.                                          19,625,000
   278,200       Tosco Corp.                                          22,012,575
 1,466,200       Trizec Hahn Corp.                                    32,256,400
   614,448       Ultramar Diamond Shamrock CP                         19,431,918
--------------------------------------------------------------------------------
                                                                     290,257,903
--------------------------------------------------------------------------------
Forest Products -- 1.4%
   550,000       Boise Cascade Corp.                                  17,462,500
   606,000       Champion International Corp.+++                      26,209,500
--------------------------------------------------------------------------------
                                                                      43,672,000
--------------------------------------------------------------------------------
Healthcare -- 7.5%
   253,700       Abbott Labs, Inc.                                    12,875,275
   909,600       Astra AB, Class A Shares ADR                         44,570,400
   847,400       Bristol-Myers Squibb Co.+++                          92,154,750
 1,100,000       Glaxo Welcome PLC, Sponsored ADR+++                  34,925,000
   333,000       Pharmacia & Upjohn Inc.                              13,195,125
   521,900       Schering Plough Corp.                                33,793,025
--------------------------------------------------------------------------------
                                                                     231,513,575
--------------------------------------------------------------------------------
Insurance -- 10.1%
   731,300       Ace Ltd.                                             43,969,413
   745,100       Allmerica Financial Corp.                            24,960,850
   467,000       Allmerica Property & Casualty Companies, Inc.        14,185,125
   299,750       Allstate Corp.                                       17,348,031

                       See Notes to Financial Statements.

================================================================================
Schedule of Investments (continued)                            December 31, 1996
================================================================================

  SHARES                        SECURITY                                VALUE
================================================================================
Insurance -- 10.1% (continued)
   275,200       American International Group Inc.                  $ 29,790,400
   350,450       Aon Corp.                                            21,771,706
   156,000       CIGNA Corp.                                          21,313,500
   464,600       Exel Ltd.                                            17,596,725
   215,000       Financial Security Assurance Holdings Inc.            7,068,125
   364,000       GCR Holdings Ltd.                                     8,099,000
   100,600       Horace Mann Educators Co.                             4,061,725
   297,500       IPC Holdings Ltd.                                     6,656,563
   308,900       John Alden Financial Corp.                            5,714,650
   253,300       Mid Ocean Ltd.                                       13,298,250
   251,600       Partnerre Ltd.                                        8,554,400
   319,000       Prudential Reinsurance Holdings Corp.                 9,171,250
   272,300       St. Paul Cos., Inc.                                  15,963,587
   205,000       Terra Nova Holdings Ltd. (Bermuda)                    4,407,500
   603,500       TIG Holdings Inc.                                    20,443,563
   123,200       Transatlantic Holdings Inc.                           9,917,600
   348,100       Western National Corp.                                6,700,925
     1,800       Zurich Reinsurance Centre Holdings                       56,250
--------------------------------------------------------------------------------
                                                                     311,049,138
--------------------------------------------------------------------------------
Real Estate -- 1.7%
   200,000       Ambassador Apartments Inc.                            4,725,000
    89,200       Associated Estates Realty Corp.                       2,118,500
   120,700       Avalon Properties Inc.                                3,470,125
   142,433       Camden Property Trust                                 4,077,145
   154,800       Charles E. Smith Residential Realty Inc.              4,527,900
   328,800       Equity Inns Inc.                                      4,274,400
   286,300       Mid-America Apartment Communities                     8,266,912
   304,900       RFS Hotels Investment Inc.                            6,021,775
   201,800       Storage Trust Realty                                  5,448,600
   160,000       Summit Properties Inc.                                3,540,000
   250,600       Wellsford Residential Property Trust                  6,077,050
--------------------------------------------------------------------------------
                                                                      52,547,407
--------------------------------------------------------------------------------
Telecommunication Equipment -- 1.6%
 2,690,300       Alcatel Alsthom CGE - Sponsored ADR                  43,044,800
   141,462       Lucent Technologies Inc.                              6,542,618
--------------------------------------------------------------------------------
                                                                      49,587,418
--------------------------------------------------------------------------------
Tobacco -- 9.2%
   900,000       B.A.T. Industries PLC, Sponsored ADR                 14,850,000
 1,604,900       Loews Corp.+++                                      151,261,825
 1,002,500       Phillip Morris Cos., Inc.+++                        112,906,563
   100,000       RJR Nabisco Holdings Corp.                            3,887,500
--------------------------------------------------------------------------------
                                                                     282,905,888
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Schedule of Investments (continued)                            December 31, 1996
================================================================================

  SHARES                        SECURITY                                VALUE
================================================================================
Transportation -- 1.3%
 1,270,900       Canadian Pacific Ltd.                             $  33,678,850
    75,500       Pittston Burlington Group Inc.                        1,510,000
    94,400       Stolt Nielson S.A.                                    1,781,800
   127,400       Stolt Nielson S.A. ADR                                2,388,750
--------------------------------------------------------------------------------
                                                                      39,359,400
--------------------------------------------------------------------------------
Utilities -- 9.5%
 2,306,100       Centerior Energy Corp.                               24,790,575
   835,500       CMS Energy Corp.+++                                  28,093,687
   711,000       Entergy Corp.                                        19,730,250
   339,600       Illinova Corp.                                        9,339,000
   575,000       Nynex Corp.                                          27,671,875
   864,300       Pinnacle West Capital Corp.                          27,441,525
   475,000       Portland General Corp.                               19,950,000
     8,500       Public Service New Mexico                               166,813
 1,481,000       Sprint Corp.+++                                      59,054,875
   216,300       Telebras - Sponsored ADR                             16,546,950
   867,300       Telefonica Espana S.A. ADR                           60,060,525
--------------------------------------------------------------------------------
                                                                     292,846,075
--------------------------------------------------------------------------------
                 TOTAL COMMON STOCKS
                 (Cost -- $1,806,769,410)                          2,499,300,831
================================================================================
PREFERRED STOCKS -- 4.1%
================================================================================
Banking & Financial Services -- 2.8%
   100,000       Allstate Corp., Convertible 6.765%+++                 4,725,000
     2,500       BankUnited Financial, Convertible 10.250%+            2,500,000
    80,000       Criimi Mae Inc., Series B, Convertible 10.875%+++     2,320,000
   760,000       Glendale Federal Bank, Federal Savings Bank of
                   California, Convertible, Series E,
                   Exchange 8.750%+++                                 44,650,000
   304,767       Riggs National Corp., Washington, D.C.,
                   Series B, Exchange 10.750%+++                       8,685,860
   250,000       Salomon Inc., Convertible 6.750%+++                   7,500,000
   459,700       Time Warner Financial Corp.+++                       17,813,375
--------------------------------------------------------------------------------
                                                                      88,194,235
--------------------------------------------------------------------------------
Industrial -- 0.3%
   305,000       Bowater Inc.,Depository Shares,Convertible,
                  Series B, Exchange 7.000%+++                         9,302,500
--------------------------------------------------------------------------------
Real Estate -- 1.0%
   200,000       First Washington Realty Inc., Series A,
                   Exchange 9.750%+ +++                                5,450,000
   243,000       Prime Retail Inc., Series A, Exchange 10.500%+++      5,832,000
    77,700       Security Capital Pacific Trust+++                     2,379,562
   400,000       Walden Residential Properties Inc., Series B,
                   Exchange 9.160%+++                                 11,550,000

                       See Notes to Financial Statements.

================================================================================
Schedule of Investments (continued)                            December 31, 1996
================================================================================

  SHARES                        SECURITY                                VALUE
================================================================================
Real Estate -- 1.0% (continued)
   200,000       Walden Residential Properties Inc.,
                   Convertible 9.200%                             $    4,800,000
--------------------------------------------------------------------------------
                                                                      30,011,562
--------------------------------------------------------------------------------
                 TOTAL PREFERRED STOCKS
                 (Cost -- $96,105,904)                               127,508,297
================================================================================

  FACE
  AMOUNT                         SECURITY                               VALUE
================================================================================
CORPORATE BONDS -- 1.2%
================================================================================
Financial -- 0.2%
$2,000,000       Mego Mortgage, 12.500% due 12/1/01                    2,037,500
 3,000,000       Wilshire Financial Services, 13.000% due 1/1/04       3,022,500
--------------------------------------------------------------------------------
                                                                       5,060,000
--------------------------------------------------------------------------------
Gas Transmission -- 0.2%
               Columbia Gas Systems Inc., Debentures:
   774,000       6.390% due 12/28/00                                     769,162
   771,000       6.610% due 11/28/02                                     770,036
   771,000       6.800% due 11/28/05                                     761,363
   771,000       7.050% due 11/28/07                                     754,616
   771,000       7.320% due 11/28/10                                     755,580
   771,000       7.420% due 11/28/15                                     741,124
   771,000       7.620% due 11/28/25                                     740,160
--------------------------------------------------------------------------------
                                                                       5,292,041
--------------------------------------------------------------------------------
Industrial -- 0.8%
 5,635,000       Comcast Corp., 9.375% due 5/15/06                     5,860,400
 6,000,000       Tenet Healthcare Corp., 10.125% due 3/1/05            6,637,500
 4,915,000       Paging Network, 8.875% due 2/1/06                     4,706,112
 3,000,000       Riveria Holdings Corp., First Mortgage, 11.000%
                   due 12/31/02                                        3,063,750
 6,000,000       Rogers Cable Systems Inc., 10.000% due 3/15/05        6,427,500
--------------------------------------------------------------------------------
                                                                      26,695,262
--------------------------------------------------------------------------------
                 TOTAL CORPORATE BONDS
                 (Cost -- $35,460,767)                                37,047,303
================================================================================
CONVERTIBLE BONDS -- 0.1%
 2,500,000       Ashanti Capital, 5.500% due 3/15/03                   2,106,250
 1,500,000       Pacific Concord Financial, 4.750% due 12/10/98+       1,365,000
--------------------------------------------------------------------------------
                 TOTAL CONVERTIBLE BONDS
                 (Cost -- $4,000,000)                                  3,471,250
================================================================================
                 SUB-TOTAL INVESTMENTS
                 (Cost -- $1,942,336,081)                          2,667,327,681
================================================================================

                       See Notes to Financial Statements.

================================================================================
Schedule of Investments (continued)                            December 31, 1996
================================================================================

  FACE
  AMOUNT                        SECURITY                                VALUE
================================================================================
REPURCHASE AGREEMENTS -- 13.5%
$ 85,996,000   Chase Manhattan Bank, 6.500% due 1/2/97;
               Proceeds at maturity -- $86,027,054; (Fully
               collateralized by U.S. Treasury Notes, 5.875%
               due 10/31/98; Market value -- $87,820,758)         $   85,996,000


  59,450,000   Goldman Sachs & Co., 6.520% due 1/2/97; Proceeds
               at maturity -- $59,471,534; (Fully
               collateralized by U.S. Treasury Notes, 7.125%
               due 9/30/99; Market value -- $60,688,720)              59,450,000


 270,000,000   Morgan Stanley, 6.250% due 1/2/97; Proceeds at
               maturity -- $270,093,750; (Fully collateralized
               by U.S. Treasury Notes, 6.125% due 7/31/00;
               Market value -- $275,793,375)                         270,000,000
--------------------------------------------------------------------------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost -- $415,446,000)                                415,446,000
================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $2,357,782,081**)                         $3,082,773,681
================================================================================

  *  Non-income producing security.
+++  Security segregated by Custodian to cover written call options.
  + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 **  Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

================================================================================
Statement of Assets and Liabilities                            December 31, 1996
================================================================================

ASSETS:
  Investments, at value (Cost--$1,942,336,081)                    $2,667,327,681
  Repurchase agreements (Cost--$415,446,000)                         415,446,000
  Cash                                                                       577
  Dividends and interest receivable                                    6,932,152
  Receivable for Fund shares sold                                      6,381,513
  Receivable for securities sold                                       3,496,204
--------------------------------------------------------------------------------
  Total Assets                                                     3,099,584,127
--------------------------------------------------------------------------------
LIABILITIES:
  Options written (Note 4)                                            61,118,749
  Payable for Fund shares purchased                                    2,322,576
  Investment advisory fees payable                                     1,387,677
  Distribution fees payable                                              619,668
  Administration fees payable                                            516,564
  Payable for securities purchased                                       299,790
  Accrued expenses                                                       576,495
--------------------------------------------------------------------------------
  Total Liabilities                                                   66,841,519
--------------------------------------------------------------------------------
Total Net Assets                                                  $3,032,742,608
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                      $      158,461
  Capital paid in excess of par value                              2,304,653,273
  Undistributed net investment income                                  1,192,859
  Accumulated net realized gain from security transactions             7,300,708
  Net unrealized appreciation of investments and options             719,437,307
--------------------------------------------------------------------------------
Total Net Assets                                                  $3,032,742,608
================================================================================
Shares Outstanding:
  Class A                                                             31,770,378
--------------------------------------------------------------------------------
  Class B                                                            123,077,239
--------------------------------------------------------------------------------
  Class C                                                              2,226,473
--------------------------------------------------------------------------------
  Class Y                                                              1,387,020
--------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                          $19.14
--------------------------------------------------------------------------------
  Class B *                                                               $19.14
--------------------------------------------------------------------------------
  Class C **                                                              $19.15
--------------------------------------------------------------------------------
  Class Y (and redemption price)                                          $19.17
--------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
  (net asset value plus 5.26% of net assets value per share)              $20.15
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase. See Notes to Financial Statements.

                       See Notes to Financial Statements.

================================================================================
Statement of Operations                For the Period Ended December 31, 1996(a)
================================================================================

INVESTMENT INCOME:
  Dividends                                                       $  27,135,208
  Interest                                                           10,237,354
  Less: Foreign withholding tax                                        (320,736)
--------------------------------------------------------------------------------
  Total Investment Income                                            37,051,826
--------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 2)                                          7,545,851
  Investment advisory fees (Note 2)                                   6,454,801
  Administration fees (Note 2)                                        2,347,201
  Shareholder and system servicing fees                                 993,127
  Shareholder communications                                            237,080
  Registration fees                                                     139,968
  Custody                                                                39,713
  Audit and legal                                                        32,901
  Insurance                                                              16,721
  Trustees' fees                                                          9,000
  Other                                                                  70,349
--------------------------------------------------------------------------------
  Total Expenses                                                     17,886,712
--------------------------------------------------------------------------------
Net Investment Income                                                19,165,114
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND OPTIONS (NOTES 3 AND 4):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)          73,367,991
    Options written                                                 (46,932,947)
--------------------------------------------------------------------------------
  Net Realized Gain                                                  26,435,044
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  of Investments and Options:
    Beginning of period                                             406,164,137
    End of period                                                   719,437,307
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                           313,273,170
--------------------------------------------------------------------------------
Net Gain on Investments and Options                                 339,708,214
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $ 358,873,328
================================================================================

(a) For the period from August 1, 1996 to December 31, 1996.

                       See Notes to Financial Statements.

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Period Ended December 31, 1996 and the Year Ended July 31, 1996

                                              December 31(a)        July 31
================================================================================
OPERATIONS:
  Net investment income                      $    19,165,114    $    42,604,346
  Net realized gain                               26,435,044        185,268,214
  Increase in net unrealized appreciation        313,273,170         88,232,117
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations         358,873,328        316,104,677
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                          (18,736,290)       (42,253,658)
  Net realized gains                             (73,502,296)      (129,273,168)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                (92,238,586)      (171,526,826)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares               245,247,901        535,462,312
  Net asset value of shares issued
    for reinvestment of dividends                 68,372,367        126,644,485
  Cost of shares reacquired                     (146,875,918)      (346,996,312)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                      166,744,350        315,110,485
--------------------------------------------------------------------------------
Increase in Net Assets                           433,379,092        459,688,336

NET ASSETS:
  Beginning of period                          2,599,363,516      2,139,675,180
--------------------------------------------------------------------------------
  End of period*                             $ 3,032,742,608    $ 2,599,363,516
================================================================================
* Includes undistributed net
    investment income of:                    $     1,192,859    $       252,227
================================================================================

(a)  For the period from August 1, 1996 to December 31, 1996.

                       See Notes to Financial Statements.

================================================================================
Notes to Financial Statements
================================================================================

     1. Significant Accounting Policies

     The Smith Barney Premium Total Return Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the Fund and six other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Tax-Exempt Income Fund, Smith Barney Diversified Strategic Income Fund and Smith Barney Utilities Fund. The financial statements and financial highlights for the other Funds are presented in separate annual reports dated July 31, 1996.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Board of Trustees. Portfolio securities that are traded primarily on a domestic or foreign exchange are valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Over-the-counter securities are valued on the basis of the bid price at the close of business each day. Options are generally valued at the last sale price or, in the absence of the last price, the last offer price. Investments in U.S. Government securities (other than short-term securities) are valued at the mean of the quoted bid and ask price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities calculated by using the specific identification method; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and

================================================================================
Notes to Financial Statements (continued)
================================================================================

collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class;
(j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications are made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Fund may from time to time enter into options and/or futures contracts in order to hedge market risk.

     The Fund changed its fiscal year-end from July 31 to December 31. This change was done to facilitate the administration of the Fund.

     2. Investment Advisory Agreement, Administration
        Agreement and Other Transactions

     Smith Barney Strategy Advisers Inc. ("SBSA"), a subsidiary of Smith Barney Mutual Funds Management Inc. ("SBMFM"), which, in turn, is a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Trust. The Fund pays SBSA an advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

     SBSA has entered into a sub-advisory agreement with Boston Partners Asset Management, L.P. ("Boston Partners"). Pursuant to the sub-advisory agreement, Boston Partners is responsible for the day-to-day portfolio operations and investment decisions for the Fund. SBSA pays Boston Partners a monthly fee calculated at an annual rate of 0.10% of the average daily net assets of the Fund. This fee is paid monthly.

================================================================================
Notes to Financial Statements (continued)
================================================================================

     SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions. For the period ended December 31, 1996, SB received brokerage commissions of $346,980 and sales charges of approximately $435,000 for sales of the Fund's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the period ended December 31, 1996, CDSCs paid to SB were:

                                 Class A            Class B            Class C
================================================================================
CDSCs                           $    3,000         $1,009,000         $    5,000
================================================================================

         Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the period ended December 31, 1996, total Distribution Plan fees incurred were:

                                 Class A            Class B            Class C
================================================================================
Distribution Plan Fees          $  592,473         $6,846,405         $  106,973
================================================================================

     All officers and one Trustee of the Trust are employees of SB.

================================================================================
Notes to Financial Statements (continued)
================================================================================

     3. Investments

     During the period ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $372,498,047
--------------------------------------------------------------------------------
Sales                                                                335,205,557
================================================================================

     At December 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                    $ 746,357,193*
Gross unrealized depreciation                                      (21,365,593)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                      $ 724,991,600*
================================================================================
*    Substantially the same Federal income tax purposes.

     4. Option Contracts

     Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     As of December 31, 1996, the Fund had no open purchased call or put options.

     When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written

================================================================================
Notes to Financial Statements (continued)
================================================================================

index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

     The following written call option transactions occurred during the period ended December 31, 1996:

                                                                                                Number of
                                                                                Premiums        Contracts
=========================================================================================================
Options written, outstanding at July 31, 1996                                $  45,341,727        23,025
Options written during the period ended December 31, 1996                      103,068,012        23,700
Options cancelled in closing purchase transactions                             (92,344,033)      (24,000)
Options expired                                                                   (501,250)      (10,025)
---------------------------------------------------------------------------------------------------------
Options written, outstanding at December 31, 1996                            $  55,564,456        12,700
=========================================================================================================

     The following table represents the written call option contracts open as of December 31, 1996:

    Number of                                                               Strike
    Contracts                                                Expiration      Price      Value
==================================================================================================
Call Option Written
     12,700          S&P 500 Index
                     (Premiums received -- $55,564,456)        6/20/97        $730   $(61,118,749)
==================================================================================================

     5. Repurchase Agreements

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     6. Shares of Beneficial Interest

     At December 31, 1996, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

================================================================================
Notes to Financial Statements (continued)
================================================================================

     At December 31, 1996, total paid-in capital amounted to the following for each class:

                                                     Class A                Class B                Class C               Class Y
====================================================================================================================================
Total Paid-in Capital                            $  481,032,264         $1,761,641,515         $   37,312,020         $   24,825,935
====================================================================================================================================

     Transactions in shares of each class were as follows:

                                                              Period Ended                                   Year Ended
                                                           December 31, 1996*                             July 31, 1996**
                                                ------------------------------------            ------------------------------------
                                                   Shares                 Amount                   Shares                 Amount
====================================================================================================================================
Class A
Shares sold                                       1,879,826           $  34,394,839               4,407,887           $  74,401,892
Shares issued on
  reinvestment                                      826,867              15,241,668               1,719,698              29,658,966
Shares redeemed                                  (1,636,594)            (29,718,184)             (4,309,199)            (74,624,179)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                      1,070,099           $  19,918,323               1,818,386           $  29,436,679
====================================================================================================================================
Class B
Shares sold                                      10,374,378           $ 189,390,976              24,708,121           $ 427,376,024
Shares issued on
  reinvestment                                    2,825,089              52,114,744               5,545,245              95,657,996
Shares redeemed                                  (6,245,730)           (114,229,669)            (15,497,442)           (267,822,402)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                      6,953,737           $ 127,276,051              14,755,924           $ 255,211,618
====================================================================================================================================
Class C
Shares sold                                         548,279           $  10,029,903               1,176,592           $  20,291,428
Shares issued on
  reinvestment                                       54,950               1,015,955                  76,551               1,327,523
Shares redeemed                                    (159,786)             (2,928,065)               (262,293)             (4,549,731)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                        443,443           $   8,117,793                 990,850           $  17,069,220
====================================================================================================================================
Class Y
Shares sold                                         629,645           $  11,432,183                 757,375           $  13,392,968
Shares issued on
  reinvestment                                           --                      --                      --                      --
Shares redeemed                                          --                      --                      --                      --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                        629,645           $  11,432,183                 757,375           $  13,392,968
====================================================================================================================================

 *   For the period from August 1, 1996 to December 31, 1996.
** Transactions for Class Y Shares are for the period from February 7, 1996 (inception date) to December 31, 1996.

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class A Shares                                  1996(1)(2)            1996            1995              1994           1993(3)
===================================================================================================================================
Net Asset Value,
  Beginning of Period                          $     17.40        $     16.33      $     15.69      $     15.65      $     15.15
-----------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                               0.16               0.37             0.44             0.33             0.19
  Net realized and unrealized gain                    2.21               1.98             1.48             0.99             1.33
-----------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                          2.37               2.35             1.92             1.32             1.52
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                              (0.16)             (0.37)           (0.43)           (0.31)           (0.17)
  Overdistribution of net
    investment income                                   --                 --               --            (0.24)           (0.03)
  Net realized gains                                 (0.47)             (0.91)           (0.14)           (0.52)           (0.44)
  Overdistribution of net
    realized gains                                      --                 --               --               --            (0.05)
  Capital                                               --                 --            (0.71)           (0.21)           (0.33)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.63)             (1.28)           (1.28)           (1.28)           (1.02)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $     19.14        $     17.40      $     16.33      $     15.69      $     15.65
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                         13.80%+++          14.76%           12.92%            8.65%           10.31%+++
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)               $   608,203        $   534,329      $   471,578      $    67,699      $    39,677
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                            1.12%+             1.12%            1.16%            1.19%            1.20%+
  Net investment income                               2.05+              2.16             2.81             2.05             1.64+
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 30%                58%              63%              34%              55%
-----------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(4)               $      0.06        $      0.06               --               --               --
===================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year since the use of the undistributed income method did not accord with results of operations.
(2)  For the period from August 1, 1996 to December 31, 1996.
(3)  For the period from November 6, 1992 (inception date) to July 31, 1993.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
  +  Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class B Shares                              1996(1)(2)         1996            1995          1994            1993           1992
====================================================================================================================================
Net Asset Value,
  Beginning of Period                       $   17.40        $   16.33      $   15.69      $   15.65      $   15.21      $   14.26
------------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                          0.12             0.28           0.36           0.25           0.23           0.22
  Net realized and unrealized gain               2.21             1.99           1.48           1.00           1.47           1.93
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                     2.33             2.27           1.84           1.25           1.70           2.15
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.12)           (0.29)         (0.34)         (0.27)         (0.16)         (0.22)
  Overdistribution of net
    investment income                              --               --             --          (0.22)         (0.03)            --
  Net realized gains                            (0.47)           (0.91)         (0.14)         (0.52)         (0.57)            --
  Overdistribution of net
    realized gains                                 --               --             --             --          (0.06)            --
  Capital                                          --               --          (0.72)         (0.20)         (0.44)         (0.98)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.59)           (1.20)         (1.20)         (1.21)         (1.26)         (1.20)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $   19.14        $   17.40      $   16.33      $   15.69      $   15.65      $   15.21
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                    13.57%+++        14.21%         12.36%          8.12%         11.68%         15.68%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of
    Period (millions)                       $   2,355        $   2,021      $   1,655      $   1,697      $   1,231      $     585
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       1.54%+           1.62%          1.66%          1.66%          1.69%          1.69%
  Net investment income                          1.63+            1.66           2.31           1.58           1.16           1.53
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            30%              58%            63%            34%            55%            57%
------------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(3)            $    0.06        $    0.06             --             --             --             --
====================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year since the use of the undistributed income method did not accord with results of operations.
(2)  For the period from August 1, 1996 to December 31, 1996.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
  +  Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class C Shares                                   1996(1)(2)          1996             1995            1994(3)           1993(4)
===================================================================================================================================
Net Asset Value,
  Beginning of Period                           $    17.41        $    16.33       $    15.69       $    15.65        $    15.45
-----------------------------------------------------------------------------------------------------------------------------------
Income From Operations From:
  Net investment income                               0.12              0.29             0.36             0.23              0.05
  Net realized and unrealized gain                    2.21              1.99             1.48             1.02              0.35
-----------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                          2.33              2.28             1.84             1.25              0.40
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                              (0.12)            (0.29)           (0.35)           (0.27)            (0.03)
  Overdistribution of net
    investment income                                   --                --               --            (0.22)            (0.01)
  Net realized gains                                 (0.47)            (0.91)           (0.14)           (0.52)            (0.08)
  Overdistribution of net
    realized gains                                      --                --               --               --             (0.01)
  Capital                                               --                --            (0.71)           (0.20)            (0.07)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.59)            (1.20)           (1.20)           (1.21)            (0.20)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $    19.15        $    17.41       $    16.33       $    15.69        $    15.65
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                         13.58%+++         14.30%           12.36%            8.12%             2.60%+++
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $   42,637        $   31,044       $   12,937       $    1,878        $      357
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                            1.55%+            1.59%            1.62%            1.60%             1.31%+
  Net investment income                               1.61+             1.68             2.35             1.65              1.54+
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 30%               58%              63%              34%               55%
-----------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(5)                $     0.06        $     0.06               --               --                --
===================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year since the use of the undistributed income method did not accord with results of operations.
(2)  For the period from August 1, 1996 to December 31, 1996.
(3)  On November 7, 1994 the former Class D shares were renamed Class C shares.
(4)  For the period from June 1, 1993 (inception date) to July 31, 1993.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
  +  Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class Y Shares                                     1996(1)(2)         1996(3)
================================================================================
Net Asset Value, Beginning of Period               $    17.42       $    17.57
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income                                  0.17             0.19
  Net realized and unrealized gain                       2.23             0.33
--------------------------------------------------------------------------------
Total Income From Operations                             2.40             0.52
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                 (0.18)           (0.21)
  Net realized gains                                    (0.47)           (0.46)
--------------------------------------------------------------------------------
Total Distributions                                     (0.65)           (0.67)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                     $    19.17       $    17.42
--------------------------------------------------------------------------------
Total Return+++                                         13.95%            2.93%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                   $   26,585       $   13,192
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses                                               0.80%            0.87%
  Net investment income                                  2.36             2.24
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                    30%              58%
--------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(4)                   $     0.06       $     0.06
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year since the use of the undistributed income method did not accord with results of operations.
(2)  For the period from August 1, 1996 to December 31, 1996.
(3)  For the period from February 7, 1996 (inception date) to July 31, 1996.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
  +  Annualized.

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Premium Total Return Fund of Smith Barney Income Funds as of December 31, 1996, the related statement of operations for the period from August 1, 1996 to December 31, 1996, the statement of changes in net assets for the period from August 1, 1996 to December 31, 1996 and the year ended July 31, 1996 and financial highlights for the period from August 1, 1996 to December 31, 1996 and for each of the years in the two-year period ended July 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended July 31, 1994, were audited by other auditors whose report thereon, dated September 19, 1994, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Premium Total Return Fund of Smith Barney Income Funds as of December 31, 1996, the results of its operations for the period from August 1, 1996 to December 31, 1996, the changes in its net assets for the period from August 1, 1996 to December 31, 1996 and the year ended July 31, 1996 and financial highlights for the period from August 1, 1996 to December 31, 1996 and each of the years in the two-year period ended July 31, 1996, in conformity with generally accepted accounting principles.

                           /s/ KPMG Peat Marwick LLP

New York, New York
February 7, 1997

================================================================================
Tax Information (unaudited)
================================================================================

     The amount of long-term capital gains paid by the Fund to its shareholders for the fiscal year ended December 31, 1996, was $65,957,970.

                      [This page intentionally left blank]

SMITH BARNEY
PREMIUM TOTAL
RETURN FUND


TRUSTEES

Lee Abraham
Antoinette C. Bentley
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon, Chairman
Madelon DeVoe Talley


OFFICERS

Heath B. McLendon
Chairman and Investment Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Harry J. Rosenbluth
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


SMITH BARNEY
----------------------------------

A Member of TravelersGroup  [LOGO]


INVESTMENT ADVISER

Smith Barney Strategy Advisers Inc.


DISTRIBUTOR

Smith Barney Inc.


CUSTODIAN

PNC Bank, N.A.


SHAREHOLDER
SERVICING AGENT

First Data Investors Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is submitted for the general information of the shareholders of Smith Barney Premium Total Return Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


SMITH BARNEY
PREMIUM TOTAL
RETURN FUND

388 Greenwich Street
New York, New York 10013


FD042 2/97